UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 2, 2004


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


         FLORIDA                         000-30932                98-0346454
         -------                         ---------                ----------
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
     OF INCORPORATION)                                           IDENTIFICATION)


                       132 PENN AVENUE, TELFORD, PA 18969

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 721-2188
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))





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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 27, 2004, the Issuer (the "Company") issued a $1.25 Million unsecured subordinated promissory note (the "Note") to AB Odnia. Bengt Odner a director of the Company is a Director of AB Odnia. The Note bears interest at 6% per annum and is payable August 27, 2005.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


10.1 Form of Unsecured Subordinated Promissory Note issued by the Company to AB Odnia dated August 27, 2004.



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: September 1, 2004
                                  By: /S/  DAVID J. JOHNSON
                                  -------  ----------------
                                  Interim President and Chief Executive Officer


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